Carillon Account is a separate account of Union Central Life Insurance Company registered with the Securities and Exchange Commission as a unit investment Trust under the Investment Company Act of 1940. Carillon Account has been divided into subaccounts, each of which invests in a different Portfolio of the funds as follows:

(1) Equity Portfolio, Bond Portfolio, S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Balanced Index Portfolio and Lehman Aggregate Bond Index Portfolio of Carillon Fund, Inc.
(2) MFS Emerging Growth Series, MFS Growth With Income Series, MFS High Income Series and MFS Total Return Series of MFS Variable Insurance Trust;
(3) The Capital Growth Portfolio, International Portfolio and Money Market Portfolio of Scudder Variable Life Investment Fund;
(4) Templeton International Fund Class 2 of Templeton Variable Products Series Fund; and
(5) The AIM V.I. Capital Appreciation Fund of AIM Variable
Insurance Funds, Inc.

FOR THIS N-30D FILING FOR CARILLON ACCOUNT, PLEASE REFER TO THE
FOLLOWING EDGAR FILINGS:

Carillon Fund, Inc.
Accession #: 0000912057-00-010747

Scudder Variable Life Investment Fund
Accession #: 0000088053-00-000264

Templeton Variable Products Series Fund
Accession #: 0000829959-00-000010

MFS Growth With Income Series of MFS Variable Insurance Trust
Accession #: 0000950156-00-000099

MFS High Income Series of MFS Variable Insurance Trust
Accession #:  0000950156-00-000101

MFS Emerging Growth Series of MFS Variable Insurance Trust
Accession #:  0000950156-00-000097

MFS Emerging Total Return Series of MFS Variable Insurance Trust
Accession #:  0000950156-00-000093

AIM Variable Insurance Funds, Inc.
Accession #: 0000899243-00-000422